UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2026

CHRONOSCALE CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-37854	99-0367049
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3811 Turtle Creek Blvd. Suite 2100 Dallas, Texas	75219
(Address of registrant’s principal executive office)	(Zip code)

 214-427-1704

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CHRN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On May 29, 2026, the Board of Directors (the “Board”) of ChronoScale Corporation, a Nevada corporation (the “Company”) committed to a plan to divest its wholly owned subsidiary, Ekso Bionics, Inc., a Delaware corporation (“Ekso”) which had not previously been announced as being held for sale, and to focus the Company’s operations solely on its cloud business. The Company expects to complete the divesture of the Ekso business during the first fiscal quarter. In connection with this action, the Company expects to incur material charges, including severance costs, lease termination payments, transaction-related expenses, and other exit costs.

The Company is not yet able to make a good-faith estimate of the total amount or range of amounts expected to be incurred in connection with this action, or the amounts or range of amounts for each major type of charge. The Company undertakes to amend this Current Report on Form 8-K to include this information within four business days after it makes a determination of such estimates or range of estimates, as required by Item 2.05(d) of Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected costs, timing, and financial impact of the planned divestiture of the Ekso business. Words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “can,” “may,” “will,” “would” and similar expressions identify such forward-looking statements. These statements are not guarantees of results and should not be considered an indication of future activity or future performance. Actual results may differ materially from those expressed or implied by such forward-looking statements due to a variety of factors, including, but not limited to, changes in estimates of costs associated with the divestiture, including severance, lease termination expenses, and other exit-related charges; the timing and completion of the divestiture; the Company’s ability to successfully execute the wind-down or sale of the Ekso business; and general economic, market, and business conditions. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this report, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2026

CHRONOSCALE CORPORATION

By:	/s/ Jerome Wong
Name:	Jerome Wong
Title:	Chief Financial Officer

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